                                                                  Exhibit 4.4.2

                          SECOND AMENDMENT AND WAIVER

     THIS SECOND AMENDMENT AND WAIVER (this "AMENDMENT") is entered into as of March 19, 1999, between SYGNET WIRELESS, INC. (successor by merger to Dobson/Sygnet Operating Company), an Ohio corporation ("BORROWER"), the Required Lenders under the Credit Agreement (hereinafter defined), NATIONSBANK, N.A., in its capacity as Administrative Agent for the Lenders under the Credit Agreement ("ADMINISTRATIVE AGENT"), and Guarantors under the Credit Agreement. Reference is made to that certain Credit Agreement, dated as of December 23, 1998 (as amended, modified, supplemented, or restated from time to time, the "CREDIT AGREEMENT"), among Borrower; Administrative Agent; Lehman Commercial Paper Inc. and PNC Bank, National Association, as Co-Syndication Agents; Toronto Dominion (Texas), Inc. and First Union National Bank, as Co-Documentation Agents; and the Lenders party thereto.

     Unless otherwise defined in this Amendment, capitalized terms used herein shall have the meaning set forth in the Credit Agreement. Unless otherwise indicated, all paragraph references herein are to Paragraphs in this Amendment, and all Section references herein are to Sections in the Credit Agreement.

                                R E C I T A L S

     A. SECTION 9.27 requires that Borrower enter into Financial Hedges with respect to at least 50% of the Debt of the Companies and the Parent outstanding on the Closing Date within 60 days of such date. Borrower has advised Administrative Agent that due to market conditions, it has not entered into sufficient Financial Hedges within the time period required by SECTION 9.27 (the "SUBJECT NONCOMPLIANCE").

     B. Borrower has requested that Required Lenders waive the Subject Noncompliance and agree to amend the Credit Agreement to allow Borrower to purchase additional Financial Hedges. Required Lenders are willing to grant and agree to such waiver and amendments, subject to and upon the terms and conditions set forth below.

     NOW, THEREFORE, in consideration of these premises and other valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree, as follows:

PARAGRAPH 1.   WAIVER

     1.1 WAIVER. Required Lenders waive any Default or Potential Default that may exist or arise solely as a result of the Subject Noncompliance and agree that Lenders will not exercise their Rights under the Loan Papers solely as a result of the Subject Noncompliance; provided, however, that, the waiver herein granted is expressly conditioned upon the requirement that, Borrower shall have entered into the Financial Hedges required by, and satisfied the requirements of, SECTION 9.27(A) and (C) (as herein amended) no later than the Effective Date (hereinafter defined). Except as expressly stated, this Paragraph is not a waiver of existing or future Defaults or Potential Defaults or a waiver of Administrative Agent's or any Lender's Rights to insist upon compliance by all relevant parties with each Loan Paper.

     1.2 COMPLIANCE WITH WAIVER REQUIREMENTS. The failure of Borrower to comply with the conditions or limitations set forth in this PARAGRAPH 1 shall constitute a Default entitling the Lenders to exercise their respective rights under the Credit Agreement and related Loan Papers.

PARAGRAPH 2.   AMENDMENT. Borrower and Required Lenders hereby agree to amend the Credit Agreement to allow the Borrower to incur Debt owed to Lenders or their Affiliates arising under Financial Hedges, as well as Debt owed to third parties (other than Lenders and their Affiliates) arising under Financial


                                                     Second Amendment and Waiver

Hedges obtained in compliance with SECTION 9.27(A); accordingly, the Credit Agreement is amended as follows:

          (a) The definition of Financial Hedge set forth in SECTION 1.1 is clarified to read in its entirety, as follows:

               "FINANCIAL HEDGE means a swap, collar, floor, cap, or other contract which is intended to reduce or eliminate the risk of fluctuations in interest rates, so long as any Financial Hedge obtained by Borrower must comply with the applicable requirements of SECTION 9.27(C) and must otherwise be in compliance with the requirements of the Loan Papers."

          (b) As Financial Hedges with Lenders and their Affiliates are included in the definition of "Obligation," the Debt incurrence provision of SECTION 9.12(A)(II) is hereby amended to permit Debt under Financial Hedges with third parties (other than Lenders and their Affiliates), but only to the extent such Financial Hedges were purchased in fulfillment of the requirements of SECTION 9.27(A) and (C); accordingly, SECTION 9.12(A)(II) is amended in its entirety to read, as follows:

               "(ii) Debt incurred by Borrower under any Financial Hedge obtained in satisfaction of SECTION 9.27(A) and in compliance with SECTION 9.27(C)."

          (c) To clarify that Financial Hedges permitted by the Credit Agreement are permitted investments, SECTION 9.20 is hereby amended to add subsection (G) as follows:

               "(g) Financial Hedges permitted by the Loan Papers."

          (d) SECTION 9.27 is hereby amended to clarify that: (i) Borrower may include the fixed rate Debt under the Senior Notes in demonstrating that sufficient Debt of the Companies and Parent has been hedged; (ii) any Debt owed to Lenders or their Affiliates by Borrower arising under a Financial Hedge that complies with SECTION 9.27(C) will be afforded the benefit of pari passu Liens in the Collateral; and (iii) all Financial Hedges (whether with third parties or Lenders or Affiliates of Lenders) must satisfy certain requirements; accordingly, SECTION 9.27 is amended in its entirety to read, as follows:

               "9.27 FINANCIAL HEDGES.

               (a) Borrower shall, on or before the Second Amendment Effective Date, enter into, purchase, or acquire Financial Hedges in a form and upon terms acceptable to Administrative Agent, issued by one or more Lenders or an institution acceptable to Administrative Agent (which consent will not be unreasonable withheld) with a duration of at least two years, which Financial Hedges (together with the aggregate principal amount of the Senior Notes as of the Closing Date) shall assure that the net interest cost to Borrower on at least fifty percent (50%) of the Debt of the Companies and Parent outstanding on the Closing Date is fixed, capped, or hedged; provided, however, that the protected rate shall be no greater than 2.0% above the all-in rate on the Closing Date hereof. As used herein, the term "Second Amendment Effective Date" means the "Effective Date" as defined in that certain Second Amendment and Waiver dated as of March 19, 1999,



                                       2            Second Amendment and Waiver
                                                    ---------------------------
               by and between Borrower, Administrative Agent, Required Lenders, and Guarantors.

               (b) To the extent any Lender or Affiliate issues a Financial Hedge to Borrower, including, without limitation, any Financial Hedges with lenders or their Affiliates obtained in satisfaction of the requirements of SECTION 9.27(a), such Lender or its Affiliate are afforded the benefits of (and Borrower hereby confirms a grant of) Liens in and to the Collateral as evidenced by the Collateral Documents to the extent of such Lender's (or Affiliate thereof's) credit exposure under such Financial Hedge; such Lien is pari passu with that of Administrative Agent (held for the benefit of Lenders; and by acceptance of such Liens, each Affiliate of Lender issuing a Financial Hedge agrees (i) to appoint NationsBank, N.A. as its nominee and agent, to act for and on behalf of such Affiliate, in connection with the Collateral Documents and (ii) to be bound by the terms of SECTION 12, whereupon all references to "Lender" in SECTION 12 and in the Collateral Documents shall include, on any date of determination, an Affiliate of any Lender that is party to a then-effective Financial Hedge.

               (c) Financial Hedges held by any Company whether in satisfaction of the requirements of this SECTION 9.27 or as otherwise permitted by the Loan Papers, shall be subject to the following:
               (i) each such Lender or other institution issuing a Financial Hedge shall calculate its credit exposure in a reasonable and customary manner; and (ii) all documentation for such Financial Hedge shall conform to ISDA standards and must be acceptable to Administrative Agent with respect to intercreditor issues.

          (e) In order to clarify that the "Agreement Among Lenders" in SECTION 12 includes any Affiliate of a Lender that issues a Financial Hedge,
     SECTION 12.2 and 12.3 are hereby amended by substituting the words "ratable portion" for each reference to "Pro Rata Part;" and SECTION 12.4 is hereby amended by substituting the word "Obligation" for each reference to "Principal Debt."

          (f) SECTION 13.13 is hereby amended by adding SECTION 13.13(b)(v) to provide that so long as any Lender is an Agent, such Lender (or an Affiliate thereof) must retain an economic interest in the Loan Papers. Accordingly, SECTION 13.13(b)(v) shall read in its entirety, as follows:

               "(v) so long as any Lender is an Agent under this Agreement, such Lender (or an Affiliate of such Lender) shall retain an economic interest in the Loan Papers, will not assign all of its Rights, duties, or obligations under the Loan Papers, except to an Affiliate of such Lender, and will not enter into any Assignment and Acceptance Agreement that would have the effect of such Lender assigning all of its Rights, duties, or obligations under the Loan Papers to any Person other than an Affiliate of such Lender.

PARAGRAPH 3.   EFFECTIVE DATE. This Amendment shall be effective on the date
(the "EFFECTIVE DATE") upon which each of the following requirements have been satisfied: (a) Administrative Agent receives counterparts of this Amendment executed by Borrower, each Guarantor under the Credit Agreement, and Required Lenders and (b) Borrower shall provide evidence satisfactory to Administrative Agent that it has complied with the provisions of PARAGRAPH 1.

                                       3
                                                     SECOND AMENDMENT AND WAIVER

PARAGRAPH 4. ACKNOWLEDGEMENT AND RATIFICATION. As a material inducement to Administrative Agent and the Lenders to execute and deliver this Amendment, Borrower and each Guarantor (i) consent to the agreements in this Amendment and (ii) agree and acknowledge that the execution, delivery, and performance of this Amendment shall in no way release, diminish, impair, reduce, or otherwise affect the respective obligations of Borrower or Guarantors under their respective Collateral Documents, which Collateral Documents and shall remain in full force and effect, and all liens, guaranties and rights thereunder are hereby ratified and confirmed.

PARAGRAPH 5. REPRESENTATIONS. As a material inducement to Administrative Agent and the Lenders to execute and deliver this Amendment, Borrower and each Guarantor represent and warrant to such parties (with the knowledge and intent that the Lenders and Administrative Agent are relying upon the same in entering into this Amendment) that as of the Effective Date of this Amendment and as of the date of execution of this Amendment: (a) all representations and warranties in the Credit Agreement and related Loan Papers and the are true and correct in all material respects as though made on the date hereof, except to the extent that (i) any of them speak to a different specific date or (ii) the facts on which any of them were based have been changed by transactions contemplated or permitted by the Credit Agreement; (b) no Default or Potential Default exists under the Credit Agreement and related Loan Papers; and (c) this Amendment has been duly authorized and approved by all necessary corporate action and requires the consent of no other Person, and upon execution and delivery, this Amendment shall be binding and enforceable against Borrower and each Guarantor in accordance with its terms.

PARAGRAPH 6. EXPENSES. Borrower shall pay all costs, fees, and expenses paid or incurred by Administrative Agent incident to this Amendment, including, without limitation, the reasonable fees and expenses of Administrative Agent's counsel in connection with the negotiation, preparation, delivery, and execution of this Amendment and any related documents.

PARAGRAPH 7. MISCELLANEOUS. This Amendment is one of the "Loan Papers" referred to in the Credit Agreement and the provisions of SECTION 13 of the Credit Agreement relating to the Credit Agreement and the related Loan Papers are incorporated herein by reference. Unless stated otherwise (a) the singular number includes the plural and vice versa and words of any gender include each other gender, in each case, as appropriate, (b) headings and captions may not be construed in interpreting provisions, (c) this Amendment must be construed, and its performance enforced, under Texas law, and (d) this Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts must be construed together to constitute the same document.

PARAGRAPH 8. ENTIRETIES. THIS AMENDMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES ABOUT THE SUBJECT MATTER OF THIS AMENDMENT AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

PARAGRAPH 9. PARTIES. This Amendment binds and inures to Borrower, Administrative Agent, Lenders, Guarantors, and their respective successors and assigns.

     The parties hereto have executed this Amendment in multiple counterparts on the date stated on the signature pages hereto, but effective as of Effective Date.

                    [REMAINDER OF PAGE INTENTIONALLY BLANK.
                            SIGNATURE PAGES FOLLOW.]

                                       4             SECOND AMENDMENT AND WAIVER

Signature Page to that certain Second Amendment and Waiver dated as of March 19, 1999, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operation Company), as Borrower under the Credit Agreement, NationsBank, N.A., as Administrative Agent, Required Lenders, and Guarantors.



                         SYGNET WIRELESS, INC. (successor by merger to Dobson/Sygnet Operating Company), as Borrower



                         By        /s/ Richard D. Sewell Jr.
                                   -----------------------------------------

                         (Name)    Richard D. Sewell Jr.
                                   -----------------------------------------

                         (Title)   Treasurer
                                   -----------------------------------------



                         SYGNET COMMUNICATIONS, INC., as Guarantor


                         By        /s/ Richard D. Sewell Jr.
                                   -----------------------------------------

                         (Name)    Richard D. Sewell Jr.
                                   -----------------------------------------

                         (Title)   Treasurer
                                   -----------------------------------------




                       SIGNATURE PAGE TO SECOND AMENDMENT

Signature Page to that certain Second Amendment and Waiver dated as of March 19, 1999, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operation Company), as Borrower under the Credit Agreement, NationsBank, N.A., as Administrative Agent, Required Lenders, and Guarantors.



                         NATIONSBANK, N.A.,
                         as Administrative Agent and a Lender



                         By        /s/ Julie A. Schell
                                   -----------------------------------------

                         (Name)    JULIE A. SCHELL
                                   -----------------------------------------

                         (Title)   VICE PRESIDENT
                                   -----------------------------------------



                       SIGNATURE PAGE TO SECOND AMENDMENT

Signature Page to that certain Second Amendment and Waiver dated as of March 19, 1999, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operation Company), as Borrower under the Credit Agreement, NationsBank, N.A., as Administrative Agent, Required Lenders, and Guarantors.



                         BANK OF MONTREAL, as a Lender



                         By:       /s/ W.T. Calder
                                   -----------------------------------------

                         Name:     W.T. CALDER
                                   -----------------------------------------

                         Title:    MANAGING DIRECTOR
                                   -----------------------------------------




                       SIGNATURE PAGE TO SECOND AMENDMENT

Signature Page to that certain Second Amendment and Waiver dated as of March 19, 1999, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operation Company), as Borrower under the Credit Agreement, NationsBank, N.A., as Administrative Agent, Required Lenders, and Guarantors.



                         The Bank of Nova Scotia,
                        -----------------------------------------
                         as a Lender


                         By:       /s/ Paul A. Weissenberger
                                   -----------------------------------------

                         Name:     P.A. WEISSENBERGER
                                   -----------------------------------------

                         Title:    AUTHORIZED SIGNATORY
                                   -----------------------------------------




                       SIGNATURE PAGE TO SECOND AMENDMENT

Signature Page to that certain Second Amendment and Waiver dated as of March 19, 1999, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operation Company), as Borrower under the Credit Agreement, NationsBank, N.A., as Administrative Agent, Required Lenders, and Guarantors.



                         BHF-BANK AKTIENGELSELLSCHAFT,
                         -----------------------------------------
                         as a Lender


                         By:       /s/ Michael T. Pellerito
                                   -----------------------------------------

                         Name:     MICHAEL T. PELLERITO
                                   -----------------------------------------

                         Title:    AT
                                   -----------------------------------------




                         By:       /s/ Dan Dobrjanskyj
                                   -----------------------------------------

                         Name:     DAN DOBRJANSKYJ
                                   -----------------------------------------

                         Title:    ASSISTANT VICE PRESIDENT
                                   -----------------------------------------




                       SIGNATURE PAGE TO SECOND AMENDMENT

Signature Page to that certain Second Amendment and Waiver dated as of March 19, 1999, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operation Company), as Borrower under the Credit Agreement, NationsBank, N.A., as Administrative Agent, Required Lenders, and Guarantors.


                         CIBC INC.,
                         -----------------------------------------
                         as a Lender



                         By:       /s/ Harold Birk
                                   -----------------------------------------

                         Name:     HAROLD BIRK
                                   -----------------------------------------

                         Title:    EXECUTIVE DIRECTOR
                                   -----------------------------------------
                                   CIBC OPPENHEIMER CORP., AS AGENT


                       SIGNATURE PAGE TO SECOND AMENDMENT

Signature Page to that certain Second Amendment and Waiver dated as of March 19, 1999, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operation Company), as Borrower under the Credit Agreement, NationsBank, N.A., as Administrative Agent, Required Lenders, and Guarantors.



                         The CIT Group/Equipment Financing, Inc.,
                         -----------------------------------------
                         as a Lender


                         By:       /s/ J.E. Palmer
                                   -----------------------------------------

                                   Name:    J.E. PALMER
                                            --------------------------------

                                   Title:   ASSISTANT VICE PRESIDENT
                                            ---------------------------------




                       SIGNATURE PAGE TO SECOND AMENDMENT

Signature Page to that certain Second Amendment and Waiver dated as of March 19, 1999, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operation Company), as Borrower under the Credit Agreement, NationsBank, N.A., as Administrative Agent, Required Lenders, and Guarantors.



                         CREDIT LYONNAIS NEW YORK BRANCH, as a Lender



                         By:       /s/ Mark D. Thorsheim
                                   -----------------------------------------

                                   Name:    MARK D. THORSHEIM
                                            --------------------------------

                                   Title:   VICE PRESIDENT
                                            --------------------------------




                       SIGNATURE PAGE TO SECOND AMENDMENT

Signature Page to that certain Second Amendment and Waiver dated as of March 19, 1999, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operation Company), as Borrower under the Credit Agreement, NationsBank, N.A., as Administrative Agent, Required Lenders, and Guarantors.



                         CypressTree Institutional Fund, LLC
                         By: CypressTree Investment Management Company, Inc. its Managing Member,
                         ---------------------------------------------------
                         as a Lender


                         By:       /s/ Catherine C. McDermott
                                   -----------------------------------------

                                   Name:    CATHERINE C. McDERMOTT
                                            --------------------------------

                                   Title:   PRINCIPAL
                                            --------------------------------



                       SIGNATURE PAGE TO SECOND AMENDMENT

Signature Page to that certain Second Amendment and Waiver dated as of March 19, 1999, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operation Company), as Borrower under the Credit Agreement, NationsBank, N.A., as Administrative Agent, Required Lenders, and Guarantors.



                         CypressTree Institutional Fund, LLC
                         By: CypressTree Investment Management Company, Inc. its Managing Member,
                         ---------------------------------------------------
                         as a Lender


                         By:       /s/ Catherine C. McDermott
                                   -----------------------------------------

                                   Name:    CATHERINE C. McDERMOTT
                                            --------------------------------

                                   Title:   PRINCIPAL
                                            --------------------------------




                       SIGNATURE PAGE TO SECOND AMENDMENT

Signature Page to that certain Second Amendment and Waiver dated as of March 19, 1999, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operation Company), as Borrower under the Credit Agreement, NationsBank, N.A., as Administrative Agent, Required Lenders, and Guarantors.



                         CypressTree Senior Floating Rate Fund
                         By: CypressTree Investment Management Company, Inc. as Portfolio Manager,
                         ---------------------------------------------------
                         as a Lender


                         By:       /s/ Catherine C. McDermott
                                   -----------------------------------------

                                   Name:    CATHERINE C. McDERMOTT
                                            --------------------------------

                                   Title:   PRINCIPAL
                                            --------------------------------






                       SIGNATURE PAGE TO SECOND AMENDMENT

Signature Page to that certain Second Amendment and Waiver dated as of March 19, 1999, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operation Company), as Borrower under the Credit Agreement, NationsBank, N.A., as Administrative Agent, Required Lenders, and Guarantors.



                         EATON VANCE SENIOR INCOME TRUST
                         BY:  EATON VANCE MANAGEMENT
                              AS INVESTMENT ADVISOR,
                         -----------------------------------------
                         as a Lender


                         By:       /s/ Paysen F. Swaffield
                                   -----------------------------------------

                                   Name:    Paysen F. Swaffield
                                            --------------------------------

                                   Title:   Vice President
                                            --------------------------------



                       SIGNATURE PAGE TO SECOND AMENDMENT

Signature Page to that certain Second Amendment and Waiver dated as of March 19, 1999, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operation Company), as Borrower under the Credit Agreement, NationsBank, N.A., as Administrative Agent, Required Lenders, and Guarantors.



                         ELC (Caymen) Ltd.,
                         -----------------------------------------
                         as a Lender



                         By:       /s/ E.A. Kaatlman, III
                                   -----------------------------------------

                                   Name:     E.A. KAATLMAN, III
                                             -------------------------------

                                   Title:    MANAGING DIRECTOR
                                             -------------------------------

Signature Page to that certain Second Amendment and Waiver dated as of March 19, 1999, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operation Company), as Borrower under the Credit Agreement, NationsBank, N.A., as Administrative Agent, Required Lenders, and Guarantors.



                         First Union National Bank,
                         -----------------------------------------
                         as a Lender




                         By:       /s/ Anthony E. Parial
                                   -----------------------------------------

                                   Name:     Anthony E. Parial
                                             -------------------------------

                                   Title:    Vice President
                                             -------------------------------




                       SIGNATURE PAGE TO SECOND AMENDMENT

Signature Page to that certain Second Amendment and Waiver dated as of March 19, 1999, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operation Company), as Borrower under the Credit Agreement, NationsBank, N.A., as Administrative Agent, Required Lenders, and Guarantors.



                         Fleet National Bank,
                         -----------------------------------------
                         as a Lender



                         By:       /s/ Christine Campanelli
                                   -----------------------------------------

                                   Name:     Christine Campanelli
                                             -------------------------------

                                   Title:    Vice President
                                             -------------------------------




                       SIGNATURE PAGE TO SECOND AMENDMENT

Signature Page to that certain Second Amendment and Waiver dated as of March 19, 1999, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operation Company), as Borrower under the Credit Agreement, NationsBank, N.A., as Administrative Agent, Required Lenders, and Guarantors.



                         FRANKLIN FLOATING RATE TRUST, as a Lender



                         By:       /s/ Chauncey Lufkin
                                   -----------------------------------------

                                   Name:     Chauncey Lufkin
                                             -------------------------------

                                   Title:    Vice President
                                             -------------------------------




                       SIGNATURE PAGE TO SECOND AMENDMENT

Signature Page to that certain Second Amendment and Waiver dated as of March 19, 1999, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operation Company), as Borrower under the Credit Agreement, NationsBank, N.A., as Administrative Agent, Required Lenders, and Guarantors.



                         THE FUJI BANK, LIMITED,
                         -----------------------------------------
                         as a Lender




                         By:       /s/ Masahito Fukuda
                                   -----------------------------------------

                                   Name:     Masahito Fukuda
                                             -------------------------------

                                   Title:    Joint General Manager
                                             -------------------------------




                       SIGNATURE PAGE TO SECOND AMENDMENT

Signature Page to that certain Second Amendment and Waiver dated as of March 19, 1999, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operation Company), as Borrower under the Credit Agreement, NationsBank, N.A., as Administrative Agent, Required Lenders, and Guarantors.



                         STEIN ROE & FARNHAM
                         INCORPORATED,
                         AS AGENT FOR KEYPORT LIFE
                         INSURANCE COMPANY,
                         -----------------------------------------
                         as a Lender



                         By:       /s/ Brian W. Good
                                   -----------------------------------------

                                   Name:     Brian W. Good
                                             -------------------------------

                                   Title:    Vice President & Portfolio Manager
                                             -------------------------------




                       SIGNATURE PAGE TO SECOND AMENDMENT

Signature Page to that certain Second Amendment and Waiver dated as of March 19, 1999, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operation Company), as Borrower under the Credit Agreement, NationsBank, N.A., as Administrative Agent, Required Lenders, and Guarantors.


                                   KZH CYPRESSTREE-1 LLC,
                                   ---------------------------------------------
                                   as a Lender



                                   By: /s/ Virginia Conway
                                       -----------------------------------------
                                       Name:  Virginia Conway
                                              ----------------------------------
                                       Title: Authorized Agent
                                              ----------------------------------



                       Signature Page to Second Amendment

Signature Page to that certain Second Amendment and Waiver dated as of March 19, 1999, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operating Company), as Borrower under the Credit Agreement, NationsBank, N.A., as Administrative Agent, Required Lenders, and Guarantors.


                                   Lehman Commercial Paper Inc.,
                                   ---------------------------------------------
                                   as a Lender



                                   By: /s/ Michele Swanson
                                       -----------------------------------------
                                       Name:  Michele Swanson
                                              ----------------------------------
                                       Title: Authorized Signatory
                                              ----------------------------------


                                   By: -----------------------------------------
                                       Name:  ----------------------------------
                                       Title: ----------------------------------



                       Signature Page to Second Amendment

Signature Page to that certain Second Amendment and Waiver dated as of March 19, 1999, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operation Company), as Borrower under the Credit Agreement, NationsBank, N.A., as Administrative Agent, Required Lenders, and Guarantors.



                                   Metropolitan Life Insurance Company,
                                   --------------------------------------------
                                   as a Lender



                                   By: /s/ James R. Dingler
                                       ----------------------------------------
                                       Name:  James R. Dingler
                                             ----------------------------------
                                       Title: Director
                                             ----------------------------------



                       Signature Page to Second Amendment

Signature Page to that certain Second Amendment and Waiver dated as of March 19, 1999, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operation Company), as Borrower under the Credit Agreement, NationsBank, N.A., as Administrative Agent, Required Lenders, and Guarantors.



                                   NATIONAL CITY BANK,
                                   --------------------------------------------
                                   as a Lender



                                   By: /s/ Theodore M. Schmidt
                                       ----------------------------------------
                                       Name:  Theodore M. Schmidt
                                             ----------------------------------
                                       Title: Vice President
                                             ----------------------------------



                       Signature Page to Second Amendment

Signature Page to that certain Second Amendment and Waiver dated as of March 19, 1999, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operation Company), as Borrower under the Credit Agreement, NationsBank, N.A., as Administrative Agent, Required Lenders, and Guarantors.



                                   North American Senior Floating Rate Fund
                                   By: CypressTree Investment Management
                                       Company, Inc. as Portfolio Manager,
                                   --------------------------------------------
                                   as a Lender



                                   By: /s/ Catherine C. McDermott
                                       ----------------------------------------
                                       Name:  CATHERINE C. McDERMOTT
                                              ---------------------------------
                                       Title: PRINCIPAL
                                              ---------------------------------



                       Signature Page to Second Amendment

Signature Page to that certain Second Amendment and Waiver dated as of March 19, 1999, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operation Company), as Borrower under the Credit Agreement, NationsBank, N.A., as Administrative Agent, Required Lenders, and Guarantors.



                                   The OFFITBANK Investment Fund Inc.
                                   --------------------------------------------
                                   as a Lender



                                   By: /s/ Vincent Pella
                                       ----------------------------------------
                                       Name:  Vincent Pella
                                              ---------------------------------
                                       Title: Asst. Treasurer
                                              ---------------------------------



                       Signature Page to Second Amendment

Signature Page to that certain Second Amendment and Waiver dated as of March 19, 1999, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operation Company), as Borrower under the Credit Agreement, NationsBank, N.A.), as Administrative Agent, Required Lenders, and Guarantors.



                                                         PARIBAS,
                                        ----------------------------------------
                                        as a Lender



                                        By: /s/ Darlynn Kitcher
                                            ------------------------------------
                                            Name: Darlynn Kitcher
                                            Title: Vice President




                                        By: /s/ Thomas G. Brandt
                                            ------------------------------------
                                            Name: Thomas G. Brandt
                                            Title: Director



                       Signature Page to Second Amendment

Signature Page to that certain Second Amendment and Waiver dated as of March 19, 1999, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operation Company), as Borrower under the Credit Agreement, NationsBank, N.A.), as Administrative Agent, Required Lenders, and Guarantors.



                                        PILGRIM PRIME RATE TRUST,
                                        ----------------------------------------
                                        as a Lender By: Pilgrim Investments,
                                                        Inc., as its investment
                                                        manager



                                        By: /s/ Robert L. Wilson
                                            ------------------------------------
                                            Name: Robert L. Wilson
                                            Title: Vice President




                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:



                       Signature Page to Second Amendment

Signature Page to that certain Second Amendment and Waiver dated as of March 19, 1999, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operation Company), as Borrower under the Credit Agreement, NationsBank, N.A.), as Administrative Agent, Required Lenders, and Guarantors.



                                        PNC BANK, NATIONAL ASSOCIATION,
                                        ----------------------------------------
                                        as a Lender



                                        By: /s/ Thomas A. Coates
                                            ------------------------------------
                                            Name: Thomas A. Coates
                                            Title: Vice President





                       Signature Page to Second Amendment

Signature Page to that certain Second Amendment and Waiver dated as of March 19, 1999, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operation Company), as Borrower under the Credit Agreement, NationsBank, N.A.), as Administrative Agent, Required Lenders, and Guarantors.



                                        SENIOR DEBT PORTFOLIO,
                                        ----------------------------------------
                                        as a Lender By: Boston Management and
                                                        Research as Investment
                                                        Advisor



                                        By: /s/ Payson F. Swaffield
                                            ------------------------------------
                                            Name: Payson F. Swaffield
                                            Title: Vice President




                       Signature Page to Second Amendment

Signature Page to that certain Second Amendment and Waiver dated as of March 19, 1999, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operation Company), as Borrower under the Credit Agreement, NationsBank, N.A., as Administrative Agent, Required Lenders, and Guarantors.



                              STEIN ROE FLOATING RATE LIMITED LIABILITY COMPANY,
                              --------------------------------------------------
                              as a Lender




                              By: /s/ Brian W. Good
                              --------------------------------------------------
                              Name: Brian W. Good
                              Title: Vice President,
                                     Stein Roe & Farnham Incorporated
                                     as Advisor to the Stein Roe Floating Rate
                                     Limited Liability Company

Signature Page to that certain Second Amendment and Waiver dated as of March 19, 1999, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operation Company), as Borrower under the Credit Agreement, NationsBank, N.A., as Administrative Agent, Required Lenders, and Guarantors.


                                             Toronto Dominion (Texas), Inc.,
                                             -----------------------------------
                                             as a Lender


                                             By:  /s/ Jimmy Simion
                                                 -------------------------------
                                                 Name:  Jimmy Simion
                                                        ------------------------
                                                 Title: Vice President
                                                        ------------------------






                       Signature Page to Second Amendment

Signature Page to that certain Second Amendment and Waiver dated as of March 19, 1999, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operation Company), as Borrower under the Credit Agreement, NationsBank, N.A., as Administrative Agent, Required Lenders, and Guarantors.


                                             U.S. Bank National Association,
                                             -----------------------------------
                                             as a Lender


                                             By:  /s/ Thomas G. Gunder
                                                 -------------------------------
                                                 Name:  Thomas G. Gunder
                                                        ------------------------
                                                 Title: V.P.
                                                        ------------------------






                       Signature Page to Second Amendment

Signature Page to that certain Second Amendment and Waiver dated as of March 19, 1999, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operation Company), as Borrower under the Credit Agreement, NationsBank, N.A., as Administrative Agent, Required Lenders, and Guarantors.


                                     Van Kampen Prime Rate Income Trust,
                                     -------------------------------------------
                                     as a Lender


                                     By:  /s/ Jeffrey W. Maillet
                                         ---------------------------------------
                                         Name:  Jeffrey W. Maillet
                                                --------------------------------
                                         Title: Senior Vice President & Director
                                                --------------------------------






                       Signature Page to Second Amendment

Signature Page to that certain Second Amendment and Waiver dated as of March 19, 1999, among Sygnet Wireless, Inc. (successor by merger to Dobson/Sygnet Operation Company), as Borrower under the Credit Agreement, NationsBank, N.A., as Administrative Agent, Required Lenders, and Guarantors.


                                     VAN KAMPEN SENIOR INCOME TRUST,
                                     -------------------------------------------
                                     as a Lender


                                     By:  /s/ Jeffrey W. Maillet
                                         ---------------------------------------
                                         Name:  Jeffrey W. Maillet
                                                --------------------------------
                                         Title: Senior Vice President & Director
                                                --------------------------------






                       Signature Page to Second Amendment